SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Advantage Income Realty Fund, Inc.

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Premium Income Realty Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers Total Return Realty Income Fund, Inc.

Cohen & Steers Worldwide Realty Income Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Cohen & Steers Advantage Income Realty Fund, Inc.

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Premium Income Realty Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers Total Return Realty Income Fund, Inc.

Cohen & Steers Worldwide Realty Income Fund, Inc.

280 Park Avenue, New York, New York 10017

(212) 832-3232

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

April 17, 2008

To the Stockholders of

Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”)

Cohen & Steers Closed-End Opportunity Fund, Inc. (“FOF”)

Cohen & Steers Dividend Majors Fund, Inc. (“DVM”)

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”)

Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

Cohen & Steers REIT and Preferred Income Fund, Inc. (“RNP”)

Cohen & Steers Total Return Realty Income Fund, Inc. (“RFI”)

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”)

(each a “Fund”, and collectively, the “Funds”):

NOTICE IS HEREBY GIVEN that the Joint Annual Meeting of Stockholders (the “Meeting”) of the Funds will be held at the offices of the Funds, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 17, 2008 at 10:00 a.m. New York City time, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement dated March 7, 2008:

1. To elect three Directors of each Fund, to hold office for a term of three years and until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

With respect to RPF, RQI, RNP and RWF, the holders of each Fund’s Taxable Auction Market Preferred Shares, and with respect to RLF, the holders of the Fund’s Auction Rate Cumulative Preferred Shares and Taxable Auction Market Preferred Shares (collectively, the “Preferred Shares”), have equal voting rights with the holders of each Fund’s common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect Bonnie Cohen and Richard E. Kroon as Directors and other business that may properly come before the Meeting. The holders of Preferred Shares, voting separately as a class, will vote for the election of one Director, Willard H. Smith Jr., who has been designated as representing the holders of each Fund’s Preferred Shares (see “Proposal One: Election of Directors”).

The Directors have fixed the close of business on February 25, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Boards of Directors,

Francis C. Poli

Secretary

New York, New York

March 7, 2008

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please mail your proxy promptly.

PROXY STATEMENT

i

COMBINED PROXY STATEMENT

Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”)

Cohen & Steers Closed-End Opportunity Fund, Inc. (“FOF”)

Cohen & Steers Dividend Majors Fund, Inc. (“DVM”)

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”)

Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

Cohen & Steers REIT and Preferred Income Fund, Inc. (“RNP”)

Cohen & Steers Total Return Realty Income Fund, Inc. (“RFI”)

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”)

280 Park Avenue

New York, New York 10017

(212) 832-3232

JOINT ANNUAL MEETING OF STOCKHOLDERS

April 17, 2008

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the above listed entities, each a Maryland corporation (each a “Fund”, and together, the “Funds”), to be voted at the Joint Annual Meeting of Stockholders of the Funds, to be held at the offices of the Funds, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 17, 2008 at 10:00 a.m. New York City time, and at any adjournments thereof (collectively, the “Meeting”). The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy Card, as well as any necessary supplementary solicitation) will be borne by each Fund pursuant to the terms of its investment management agreement. In addition to soliciting proxies by mail, each Fund’s officers or employees of the Funds’ investment manager may solicit proxies by telephone. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about March 7, 2008.

In accordance with each Fund’s by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of each Fund issued and outstanding and entitled to vote thereat shall constitute a quorum for such Fund at the Meeting. If a proposal is to be voted on by only one share class, a quorum of that class must be present at the Meeting in order for that proposal to be considered. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of each Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on obtaining the requisite approval of the proposals.

Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’ Proxy Statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Meeting.

The Boards of Directors has fixed the close of business on February 25, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of each Fund as of February 25, 2008 consisted of:

Fund	Shares of Common Stock	Shares of Preferred Stock
RLF	26,322,285	11,800
FOF	27,177,653	0
DVM	12,805,250	0
RPF	31,719,932	15,040
RQI	38,924,510	17,360
RNP	48,251,666	29,040
RFI	9,249,159	0
RWF	15,580,640	6,120

each share being entitled to one vote and each fractional share being entitled to a proportional fractional share vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund(s) at its offices at 280 Park Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Notice of Joint Annual Meeting are separate for each Fund, it is essential that stockholders who own shares in multiple Funds complete, date, sign and return each proxy card they receive.

The most recent annual report of each Fund, including financial statements, has been previously mailed to that Fund’s stockholders. If you have not received your report or would like to receive an additional copy free of charge, please contact Francis C. Poli, Secretary of the Funds, at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and it will be sent promptly by first-class mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

For each Fund, at the Meeting, three Directors are nominated to be elected to serve for a term of three years and until their successors are duly elected and qualified. The nominees for Director are Bonnie Cohen, Richard E. Kroon and Willard H. Smith Jr, for terms to expire in 2011. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. At the Meeting, with respect to FOF, DVM and RFI, the holders of each Fund’s common stock will have equal voting rights (i.e., one vote per share), and will vote as a single class on the election of Ms. Cohen and Messrs. Kroon and Smith. At the Meeting, with respect to RLF, RPF, RQI, RNP and RWF, the holders of each Fund’s Preferred Shares will have equal voting rights with the holders of each Fund’s common stock (i.e., one vote per share), and will vote together with the holders of each Fund’s common stock as a single class on the election of Ms. Cohen and Mr. Kroon. The holders of each Fund’s Preferred Shares, voting separately as a class, to the exclusion of holders of the Fund’s common stock, have the right to elect two Directors of each Fund, who are Martin Cohen and Willard H. Smith Jr. Mr. Smith is standing for re-election at the Meeting as his term expires in 2008. Mr. Cohen is not standing for re-election at the Meeting as his term does not expire until 2010. Each nominee also currently serves as Director of each of the twenty-two funds within the Cohen & Steers Fund Complex.

Each Fund’s stockholders elected their Board of Directors to staggered terms at the respective Annual Meeting of Stockholders held on:

Fund	Date of stockholder meeting electing Board of Directors to staggered terms
RLF	April 24, 2002
FOF	April 19, 2007
DVM	April 27, 2006
RPF	April 24, 2003
RQI	April 24, 2003
RNP	April 29, 2004
RFI	April 27, 1994
RWF	April 27, 2006

Accordingly, the term of office of only a single class of Directors will expire in 2008. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for each Fund’s stockholders to change the majority of Directors.

The nominees have consented to serve as Directors. The Board of Directors of each Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

Summary of Voting Rights on Proposal 1

		Bonnie Cohen	Richard E. Kroon	Willard H. Smith
RLF	Common	26,322,285	26,322,285	N/A
	Preferred	11,800	11,800	11,800

FOF	Common	27,177,653	27,177,653	27,177,653

DVM	Common	12,805,250	12,805,250	12,805,250

RPF	Common	31,719,932	31,719,932	N/A
	Preferred	15,040	15,040	15,040

RQI	Common	38,924,510	38,924,510	N/A
	Preferred	17,360	17,360	17,360

RNP	Common	48,251,666	48,251,666	N/A
	Preferred	29,040	29,040	29,040

RFI	Common	9,249,159	9,249,159	9,249,159

RWF	Common	15,580,640	15,580,640	N/A
	Preferred	6,120	6,120	6,120

Certain information concerning Ms. Cohen and Messrs. Kroon and Smith and the other members of the Board of Directors, as reported to each Fund, is set forth as follows:

Name, Address and Age*		Position Held with Fund	Principal Occupation(s) During Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Disinterested Directors

Bonnie Cohen***	Age: 65	Director	Consultant; Director, Reis, Inc. (formerly Wellsford Real Property); Chair of the Board of Global Heritage Fund; Program member, The Moriah Fund; Advisory Committee member, The Posse Foundation; Board member, District of Columbia Public Libraries; Visiting Committee, Harvard Business School. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	Since 2001	2011	†	22

George Grossman	Age: 54	Director	Attorney-at-Law.	Since 1993	2009		22

Richard E. Kroon	Age: 65	Director	Member of Investment Committee, Monmouth University: Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation. Former chairman of the National Venture Capital Association.	Since 2004	2011	†	22

Richard J. Norman	Age: 64	Director	Private Investor. Board of Directors of Maryland Public Television, Advisory Board Member of The Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	Since 2001	2010		22

Frank K. Ross	Age: 64	Director	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	Since 2004	2010		22

Willard H. Smith Jr.	Age: 71	Director	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	Since 1996	2011	†	22

C. Edward Ward, Jr.	Age: 61	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listing for the New York Stock Exchange.	Since 2004	2009		22

Interested Directors****

Martin Cohen	Age: 59	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, President of the Advisor.	Since 1991	2010		22

Robert H. Steers	Age: 54	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, Chairman of the Advisor.	Since 1991	2009		22

*	The address of each Director is 280 Park Avenue, New York, NY 10017.
**	The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
***	Martin Cohen and Bonnie Cohen are unrelated.
****	“Interested person,” as defined in the Investment Company Act of 1940, as amended (the “Act”), of each Fund (“Interested Director”) because of the affiliation with Cohen & Steers Capital Management, Inc., each Fund’s investment manager (the “Advisor”), and its parent company, Cohen & Steers, Inc. (“CNS”).
†	If elected at the Meeting.

The Funds do not have policies with regard to the Directors’ attendance at annual meetings and none of the Directors attended any Fund’s 2007 annual meeting of stockholders.

During each Fund’s fiscal year ended December 31, 2007, the Board of Directors met seven times. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees for which he or she was a member. Each Fund maintains four standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee of the Board of Directors. The Directors serving on each Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Act (the “Independent Directors”), and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman.

The Audit Committee of each Fund met five times during the fiscal year ended December 31, 2007 and operates pursuant to a written charter adopted by the Board. A current copy of the Audit Committee charter is not available on the Funds’ website, but is attached as Exhibit A to this Combined Proxy Statement. The main function of each Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm and the performance of the Fund’s internal control systems and independent registered public accounting firm.

The Nominating Committee of each Fund, which met once during the fiscal year ended December 31, 2007, operates pursuant to a written charter adopted by the Board. A current copy of the Nominating Committee charter is not available on the Funds’ website, but is attached as Exhibit B to this Combined Proxy Statement. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter and complies with the procedures set forth in Appendix A thereto.

The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate’s character, integrity, ability and judgment, (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Advisor, (iv) the Fund’s stockholders (see above) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

The Contract Review Committee of each Fund met once during the fiscal year ended December 31, 2007 and operates pursuant to a written charter adopted by the Board. The main functions of each Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

The Governance Committee of each Fund met once during the fiscal year ended December 31, 2007 and operates pursuant to a written charter adopted by the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board Committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board Committee and the process for securing insurance coverage for the Board.

Audit Committee Report

The Audit Committee of each Fund has met with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, to discuss the scope of the audit engagement, review the Fund’s financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards 61, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm’s independence. Based on these reviews and discussions, each Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission.

February 21, 2008

Submitted by the Audit Committee of each Fund’s Board of Directors

Bonnie Cohen

George Grossman

Richard E. Kroon

Frank K. Ross, Chairman

*            *            *

As of February 25, 2008, the Directors and officers of each Fund as a group owned less than 1% of the outstanding securities of such Fund. To the knowledge of each Fund, no person owned of record or owned beneficially more than 5% of each Fund’s common shares outstanding as of that date, except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record:

Fund	Shares of common stock	Percentage of Fund’s outstanding common stock	Shares of preferred stock	Percentage of Fund’s outstanding preferred stock
RLF	26,322,285	99.79%	11,800	100%
FOF	27,177,653	99.79%	0	n/a
DVM	12,805,250	99.90%	0	n/a
RPF	31,719,932	99.72%	15,040	100%
RQI	38,924,510	99.74%	17,360	100%
RNP	48,251,666	99.81%	29,040	100%
RFI	9,249,159	96.79%	0	n/a
RWF	15,580,640	99.93%	6,120	100%

As of February 25, 2008, none of the Independent Directors nor any of their immediate family members owned any securities in the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director as of February 25, 2008.

A–	None

B–	$1 – $10,000

C–	$10,001 – $50,000

D–	$50,001 – $100,000

E–	Over $100,000

	RLF	FOF	DVM	RPF	RQI	RNP	RFI	RWF	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex
Robert H. Steers*	E	A	E	D	E	E	E	A	E
Martin Cohen*	E	E	E	E	E	D	E	A	E
Bonnie Cohen	D	A	D	B	B	D	B	E	E
George Grossman	C	A	D	C	C	C	D	A	E
Richard E. Kroon	B	A	A	B	B	B	B	A	D
Richard J. Norman	D	D	C	D	C	C	D	C	E
Frank K. Ross	C	A	C	C	C	C	C	A	E
Willard H. Smith Jr.	C	A	A	D	C	C	C	A	E
C. Edward Ward, Jr.	B	B	B	B	B	B	B	B	D

*	Interested Directors.

Compensation of Directors and Officers. Independent Directors are paid by each Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings. For the fiscal year ended December 31, 2007, such fees and expenses totaled $50,028.52, paid by each Fund.

Additionally, the Audit Committee Chairman is paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committee of the Funds and of all of the Cohen & Steers funds, the Contract Review and

Governance Committee Chairmen are paid $10,000 per year in the aggregate for their work in connection with the Funds and of all of the Cohen & Steers funds and the lead director is paid $50,000 per year in the aggregate for his service as lead director of all of the Cohen & Steers funds.

The following table sets forth information regarding compensation of Directors by each Fund for the fiscal year ended December 31, 2007 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2007. Officers of the Funds, other than the Chief Compliance Officer who receives less than $60,000 from each Fund, and Interested Directors do not receive any compensation from the Funds or any fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the twenty-two funds that each Director served in the Cohen & Steers Fund Complex during 2007. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2007

Name of Person, Position	Aggregate Compensation each Fund	Total Compensation Paid to Directors by Fund Complex
Bonnie Cohen, Director	$6,500	$138,125
Martin Cohen*, Director and Co-Chairman	$0	$0
George Grossman, Director and Contract Review Committee Chairman	$6,971	$148,125
Richard E. Kroon, Director and Lead Independent Director	$8,856	$188,125
Richard J. Norman, Director and Governance Committee Chairman	$6,971	$148,125
Frank K. Ross, Director and Audit Committee Chairman	$7,206	$153,125
Willard H. Smith Jr., Director	$6,500	$138,125
Robert H. Steers*, Director and Co-Chairman	$0	$0
C. Edward Ward, Jr., Director	$6,500	$138,125

*	Interested Director.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Fund, require certain of the Funds’ officers, Directors, the Advisor, affiliates of the Advisor, and persons who beneficially own more than 10% of a class of the Funds’ outstanding securities to file reports of ownership of the Funds’ securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Those persons are required by SEC regulations to furnish the relevant Fund(s) with copies of all filings. To each Fund’s knowledge, all of its officers and directors, the Advisor and its affiliates, certain holders of more than 10% of its common stock or preferred shares complied with all filing requirements under Section 16(a) of the Exchange Act and Section 30(h) of the Act during the fiscal year ended December 31, 2007.

Each Board of Directors, including the Independent Directors, unanimously recommends that the stockholders of its Fund vote FOR the election of each nominee to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended December 13, 2007, each Fund’s Audit Committee selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund. Their selection was ratified and approved by the vote, cast in person, of a majority of the Directors of the

Fund, including a majority of the Independent Directors who are “independent” as defined in the New York Stock Exchange listing standards. As of the date of this Combined Proxy Statement, each Fund’s Audit Committee and Board had not yet met to select, ratify and approve the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2008. Each Fund’s Audit Committee and Board will meet prior to the Meeting, and it is anticipated that PricewaterhouseCoopers LLP will serve as each Fund’s independent registered public accounting firm for its current fiscal year. A representative of the Funds’ independent registered public accounting firm is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the Funds’ stockholders. Each Audit Committee meetings at least twice a year with representatives of the Funds’ independent registered public accounting firm to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Aggregate fees billed to the Funds for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Funds	2007	2006	2007	2006	2007	2006	2007	2006
RLF	$45,000	$55,025	$25,000	$34,000	$14,000	$12,900	—	—
FOF	$45,000	$8,000	$20,000	$40,000	$14,000	—	—	—
DVM	$45,000	$47,720	$9,000	—	$14,000	$12,900	—	—
RPF	$45,000	$55,025	$25,000	$34,000	$14,000	$12,900	—	—
RQI	$45,000	$55,025	$25,000	$34,000	$14,000	$12,900	—	—
RNP	$48,100	$58,030	$36,000	$57,500	$14,000	$14,300	—	—
RFI	$41,800	$48,519	$7,900	—	$14,000	$12,900	—	—
RWF	$50,300	$55,517	$26,000	$34,000	$18,375	$13,500	—	—

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds (collectively, with the Advisor, “Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Funds and which were pre-approved by the Audit Committees, were as follows:

ALL FUNDS

	2007	2006
Audit-Related Fees	—	—
Tax Fees
All Other Fees	$109,000	$65,000

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

The Audit Committees are required to pre-approve audit and non-audit services performed for the Funds by their principal accountant. The Audit Committees also are required to pre-approve non-audit services performed by the Funds’ principal accountant for any Service Affiliate if the engagement for services relates directly to the operations and financial reporting of the Fund.

The Audit Committees may delegate pre-approval authority to one or more of their members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committees may not delegate their responsibility to pre-approve services to be performed by the Funds’ principal accountant to the Advisor.

None of the services described above were approved by the Audit Committees pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to Service Affiliates for the fiscal years ended December 31, 2007 and December 31, 2006 were:

Fund	December 31, 2007	December 31, 2006
RLF	$148,000	$111,900
FOF	$143,000	$105,000
DVM	$132,000	$77,900
RPF	$148,000	$111,900
RQI	$148,000	$111,900
RNP	$145,000	$136,800
RFI	$130,900	$77,900
RWF	$153,375	$112,500

The Audit Committees considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER

The Funds have retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as their investment manager and administrator under investment management agreements and administration agreements dated as follows:

Fund	Date of Advisory Agreement	Date of Administration Agreement
RLF	May 24, 2001	May 24, 2001

RPF	August 22, 2002	August 22, 2002

RQI	May 25, 2002	May 25, 2002

RNP	June 24, 2003	June 27, 2003

RWF	February 22, 2005	February 22, 2005

RFI	One agreement appointing both advisor and administrator dated September 17, 1993

FOF	One agreement appointing both advisor and administrator dated October 16, 2002

DVM	One agreement appointing both advisor and administrator dated January 26, 2005

Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New

York, New York 10017. State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator for the Funds.

OFFICERS OF THE FUND

The principal officers of the Funds and their principal occupations during the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017.

ALL FUNDS

Robert H. Steers, Co-Chairman of the Board (see Proposal One, “Election of Directors,” at page 4 for biographical information).

Martin Cohen, Co-Chairman (see Proposal One, “Election of Directors,” at page 4 for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 43, joined the Advisor in 1993. He has been the Chief Operating Officer since 2003 and prior to that was a Senior Vice President.

Joseph M. Harvey, Vice President, age 44, joined the Advisor in 1992. He has been President since 2003, and prior to that was a Senior Vice President.

Francis C. Poli, Secretary, age 45, joined the Advisor in 2007 as Executive Vice President, Secretary and General Counsel. Prior thereto, he was General Counsel of Allianz Global Investors of America LP.

James Giallanza, Treasurer, age 41, joined the Advisor in 2006 as Senior Vice President. Prior thereto, he was Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006 and was Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.

Lisa Phelan, Chief Compliance Officer, age 39, joined the Advisor in 2004 and has been a Senior Vice President since 2008. Prior to joining the Advisor she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior to that, she served as First Vice President, Risk Management, for Prudential Securities, Inc.

RFI, RLF, RNP, RPF and RQI

Thomas N. Bohjalian, Vice President, age 42, joined the Advisor in 2002, and has been Senior Vice President since 2006. Prior to that he was Vice President of the Advisor from 2003 through 2005. Prior to joining the Advisor, he was a Vice President at AEW Capital Management.

FOF, RFI, RLF, RNP, RPF, RQI and RWF

William F. Scapell, Vice President, age 40, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was the chief strategist for preferred securities at Merrill Lynch & Co.

DVM

Richard E. Helm, Vice President, age 48, joined the Advisor in 2005 as a Senior Vice President. Prior to joining the Advisor, he was a senior portfolio manager of WM Advisors, Inc. since 2001.

FOF

Douglas Bond, Vice President, age 48, joined the Advisor in 2004 as Executive Vice President. Prior to joining the Advisor, he was a first vice president at Merrill Lynch & Co.

SUBMISSION OF PROPOSALS FOR THE NEXT

ANNUAL MEETING OF STOCKHOLDERS

All proposals by stockholders of the Funds which are intended to be presented at the Funds’ next Annual Meeting of Stockholders, to be held in 2009, must be received by the relevant Funds (addressed to the Fund, 280 Park Avenue, New York, New York 10017) for inclusion in that Fund’s proxy statement and proxy relating to that meeting no later than October 17, 2008. Any stockholder who desires to bring a proposal for consideration at the Funds’ 2009 Annual Meeting of Stockholders without including such proposal in the Funds’ proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) during the 30-day period from September 17, 2008 to October 17, 2008. All stockholder proposals must include the information required by the Funds’ by-laws.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

Voting Results

Each Fund will advise its stockholders of the voting results of the matters voted upon at the Meeting in its next Semi-Annual Report to Stockholders.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those mentioned in this Combined Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

VOTES REQUIRED

For each Fund the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote with respect to each proposal at the Meeting is required to constitute a quorum at the Meeting.

For each Fund the election of Ms. Cohen and Mr. Kroon, will require a vote of the holders of a plurality of the Fund’s common stock and Preferred Shares, voting together as a single class, present at the Meeting. For each Fund, the election of Mr. Smith will require the affirmative vote of the holders of a plurality of the Fund’s Preferred Shares, voting as a single class, present at the meeting.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for any other proposals.

By order of the Boards of Directors,

FRANCIS C. POLI

Secretary

March 7, 2008

New York, New York

Exhibit A

Cohen & Steers Funds

Audit Committee Charter

The Board of Directors (the “Board”) of each of the Cohen & Steers funds (each, a “Fund” and collectively, the “Funds”), has adopted this Charter to govern the activities of the Audit Committee (the “Committee”) with respect to its oversight of the Fund. This Charter supercedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Funds’ accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements, the qualifications and independence of the Funds’ independent auditors, and the performance of the Funds’ internal audit function and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission (the “SEC”) rules to be included in the Funds’ annual proxy statement, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for: (1) the preparation, presentation and integrity of the Funds’ financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Funds’ independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the Funds’ independent auditors. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. It is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund(s) whom the Directors reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors are not members.

Membership

The Committee shall be comprised of as many directors as the Board shall determine, but, in any event, no less than three. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in the rule) under the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and, with respect to New York Stock Exchange (“NYSE”) listed Funds, under applicable listing standards of the NYSE. In addition, with respect to listed funds, each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards. The Board shall determine annually whether: (i) the Committee has at least one member who is an “audit committee financial expert” (“ACFE”), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002, and (ii) with respect to NYSE listed Funds, simultaneous service on more than three public company audit committees by a member of the Committee would not impair the ability of such member to effectively serve on the Committee. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Funds’ independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the 1940 Act. The Funds’ independent auditors must report directly to the Committee, which shall be responsible for overseeing the work of the independent auditors and be responsible for the resolution of disagreements between management and the independent auditors relating to financial reporting.

2. Consider the independence of the Funds’ independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard No.1. In particular, the Committee should consider whether: (i) the provision of each non-audit service to the Fund(s) by the Funds’ independent auditors is compatible with maintaining the independence of such independent auditors and (ii) the provision of each non-audit service to the Funds’ investment adviser or any adviser affiliate (as defined below) that provides ongoing services to the Fund(s) is compatible with maintaining the independence of such independent auditors.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund(s) and (ii) all non-audit services rendered by the independent auditors to the Funds’ investment adviser (including any sub-advisers) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures pursuant to which these services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment adviser and certain affiliates of the investment adviser for audit, audit related and permitted non-audit services.

5. Set clear policies for the hiring of employees or former employees of the Funds’ independent auditors by the Fund, the Funds’ investment adviser, or an adviser affiliate.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures; (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any issues; and (iii) all relationships between the independent auditors and the Fund.

7. Review with the Funds’ independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and stockholders of the Fund.

8. Discuss with management and the independent auditors the Funds’ audited financial statements, including any narrative discussion by management concerning the Funds’ financial condition and investment performance; discuss with the independent auditors matters required by Statement of Accounting Standards No. 61 and any other matters required to be reported to the Committee under applicable law, including, without limitation, any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; and provide a statement whether, based on its review of the Funds’ audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Funds’ Annual Report.

9. Review the Funds’ unaudited financial statements with Fund management and the Funds’ independent auditors.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management management’s guidelines and policies with respect to risk assessment and risk management.

12. Discuss with management any press releases discussing the Funds’ investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund(s) and the form of presentation ( i.e., a case-by-case review is not required) and need not discuss in advance each release of this information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund(s) regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Funds’ investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund(s) or of concerns regarding questionable accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Funds’ accounting operations or financial reporting and to address reports received from attorneys relating to the possible violation of federal or state law or fiduciary duty.

15. Review with counsel legal and regulatory matters that have a material impact on the Funds’ financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Receive and review annually a written report from the Funds’ independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Funds’ management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) material written communications between the auditor and management of the Fund, such as any management letter or schedule of unadjusted differences.

18. Receive and consider specific representations from the Funds’ independent auditors with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the 1934 Act.

19. Consider information and comments from the Funds’ independent auditors with respect to the Funds’ accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds’ critical accounting policies and practices) and management’s responses to any such comments.

20. Consider information and comments from the Funds’ independent auditors with respect to, and meet with such independent auditors to discuss any matters of concern relating to, the Funds’ financial statements, including any adjustments to such statements recommended by such independent auditors, and to review the independent auditors’ opinion on the Funds’ financial statements.

21. Receive reports from the Funds’ principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Funds’ internal controls that could adversely affect the Funds’ ability to record, process, summarize, and report financial data and the identification for the Funds’ independent auditors of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Funds’ internal controls; and (iii) whether or not there were significant changes in the Funds’ internal controls or in other factors that could significantly affect the Funds’ internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

22. Perform such other functions consistent with this Charter, the Articles of Incorporation and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee; provided, however, that the Committee may not delegate its responsibilities in Item 1 above. Among other things, the subcommittee may act on behalf of the Committee to pre-approve services proposed to be provided by the independent auditors which have not otherwise been approved at a meeting of the Committee. The subcommittee shall inform the other members of the Committee of any services pre-approved pursuant to the foregoing in due course, or in any event, at the next meeting of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors, with Fund management, and with those persons responsible for the Funds’ internal audit function, if any. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate. The Committee may request any officer or employee of Cohen & Steers or the Funds’ legal counsel (or counsel to the Board members who are not “interested persons” of the Fund) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

Outside Resources and Assistance from Management

The appropriate officers of the Fund(s) shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Funds’ expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund(s) shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation of the Funds’ independent auditors for the preparation or issuance of an audit report relating to the Funds’ financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review its performance at least annually. The Committee shall assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with the NYSE in connection with any NYSE listed Fund.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Adopted March 2004

Last revised January 2007

Exhibit B

The Cohen & Steers Funds

Nominating Committee Charter

The Board of Directors (the “Board”) of each of the Cohen & Steers funds (each, a “Fund” and collectively, the “Funds”), has adopted this Charter to govern the activities of its Nominating Committee (the “Committee”).

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select the Director nominees for the next annual meeting of stockholders and (iii) to set any necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be comprised of as many Directors as the Board shall determine, but in any event not less than two (2) Directors. The Committee must consist entirely of Board members who are not “interested persons” of the Fund(s) (“Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary.

Qualifications for Director Nominees

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate’s character, integrity, ability and judgment (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members.

Sources For Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Funds’ current Directors, (ii) the Funds’ officers, (iii) Cohen & Steers and/or the Funds’ other investment advisers, if any, (iv) the Funds’ stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Funds’ expense to identify potential candidates.

Consideration of Candidates Recommended By Stockholders

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Delegation

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Adopted March 2004

Last revised January 2007

B-2

Appendix A

Procedures for Stockholders to Submit Nominee Candidates

A Fund shareholder must follow these procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (the “SEC”) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund(s) (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund(s) to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books; (iv) the class or series and number of all shares of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

B-3

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Advantage Income Realty Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	COMMON SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Taxable Auction Market Preferred Shares and Auction Rate Cumulative Preferred Shares (together, the “Preferred Shares”) of Cohen & Steers Advantage Income Realty Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	PREFERRED SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Preferred Shares represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
	FOR	AGAINST	ABSTAIN
1.3 Willard H. Smith Jr.	☐	☐	☐

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Closed-End Opportunity Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	COMMON SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
	FOR	AGAINST	ABSTAIN
1.3 Willard H. Smith Jr.	☐	☐	☐

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Dividend Majors Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS DIVIDEND MAJORS FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	PREFERRED SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
	FOR	AGAINST	ABSTAIN
1.3 Willard H. Smith Jr.	☐	☐	☐

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Premium Income Realty Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	COMMON SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director. voted FOR the election of all the nominees for Director.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Taxable Auction Market Preferred Shares and Auction Market Preferred Shares (together, the “Preferred Shares”) of Cohen & Steers Premium Income Realty Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	PREFERRED SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Preferred Shares represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
	FOR	AGAINST	ABSTAIN
1.3 Willard H. Smith Jr.	☐	☐	☐

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note : Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Quality Income Realty Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	COMMON SHARES

1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Taxable Auction Market Preferred Shares and Auction Market Preferred Shares (together, the “Preferred Shares”) of Cohen & Steers Quality Income Realty Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	PREFERRED SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Preferred Shares represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
	FOR	AGAINST	ABSTAIN
1.3 Willard H. Smith Jr.	☐	☐	☐

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note : Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers REIT and Preferred Income Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	COMMON SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note : Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Auction Market Preferred Shares of Cohen & Steers REIT and Preferred Income Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	AUCTION MARKET PREFERRED SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Auction Market Preferred Shares represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
	FOR	AGAINST	ABSTAIN
1.3 Willard H. Smith Jr.	☐	☐	☐

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Total Return Realty Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	COMMON SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
	FOR	AGAINST	ABSTAIN
1.3 Willard H. Smith Jr.	☐	☐	☐

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Worldwide Realty Income Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	COMMON SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Auction Preferred Shares of Cohen & Steers Worldwide Realty Income Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 17, 2008 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors.				COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.
Nominees:	FOR	AGAINST	ABSTAIN	AUCTION PREFERRED SHARES
1.1 Bonnie Cohen	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
	FOR	AGAINST	ABSTAIN
1.2 Richard E. Kroon	☐	☐	☐	The shares of Auction Preferred Shares represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
	FOR	AGAINST	ABSTAIN
1.3 Willard H. Smith Jr.	☐	☐	☐

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature	Signature	Date

Note: Please be sure to sign and date this proxy.

▲ FOLD AND DETACH HERE ▲